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                                                                    EXHIBIT 23.1




Consent of Independent Auditors

The Board of Directors
Mosaix, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



Seattle, Washington
June 16, 1999